Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
10.	Goodwill and Other Intangible Assets

In connection with the Merger, $139.3 million of goodwill has been recorded as of December 31, 2014. We have completed the majority of our business combination accounting as of December 31, 2014 and expect to complete the remainder in the first quarter of 2015. For further details on the goodwill recorded during the quarter, see Note 2, Merger with Weyerhaeuser Real Estate Company.

We have two intangible assets recorded as of December 31, 2014, including an existing trade name from the acquisition of Maracay in 2006 which has a 20 year useful life and a new trade name, TRI Pointe, resulting from the Merger which has an indefinite useful life. For further details on the TRI Pointe trade name see Note 2, Merger with Weyerhaeuser Real Estate Company.

Goodwill and other intangible assets consisted of the following (in thousands):

	December 31, 2014			December 31, 2013
	Gross		Net	Gross		Net
	Carrying	Accumulated	Carrying	Carrying	Accumulated	Carrying
	Amount	Amortization	Amount	Amount	Amortization	Amount
Goodwill	$139,304	$—	$139,304	$—	$—	$—
Trade names	27,979	(4,720)	23,259	10,679	(4,185)	6,494
	$167,283	$(4,720)	$162,563	$10,679	$(4,185)	$6,494

The remaining useful life of our amortizing intangible asset related to Maracay was 11.2 and 12.2 years as of December 31, 2014 and 2013, respectively. Amortization expense related to this intangible asset was $534,000 for the year ended December 31, 2014 and 2013, respectively, and was charged to sales and marketing expense.  Our indefinite life intangible asset related to TRI Pointe is not amortizing.

Expected amortization of our intangible asset related to Maracay for the next five years and thereafter is (in thousands):

December 31,
2014
2015	$534
2016	534
2017	534
2018	534
2019	534
Thereafter	3,289
Total	$5,959